UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 29, 2015

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

000-21084               55-0717455

(Commission File No.) (IRS Employer Identification No.)

2450 First Avenue
P. O. Box 2968
Huntington, West Virginia 25728

(Address of Principal Executive Offices) (Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry Into a Material Definitive Agreement.

Champion Industries, Inc. (“Champion”), various Champion subsidiaries, as Guarantors, Marshall T. Reynolds, as shareholder and Big 4 Investments, LLC as Lender and Administrative Agent entered into an Extension Agreement dated April 29, 2015 of the Third Amended and Restated Credit Agreement dated October 7, 2013 ("October 2013 Credit Agreement"), and related Term Note A, Guaranty Agreement, and Stock Pledge and Security Agreement. The Extension Agreement is filed as Exhibit 10.1 hereto. The October 2013 Credit Agreement and documents related thereto, filed with the Company's Current Report on Form 8-K dated October 8, 2013, are incorporated herein by reference.

The Extension  Agreement is a continuation of the October 2013 Credit Agreement and related Term Note A, Guaranty Agreement, and Stock Pledge and Security Agreement. The principal terms and conditions of the Extension Agreement and the October 2013 Credit Agreement and documents related thereto are as follows:

●Maturity of April 1, 2017.
●Principal balance as of the date of execution of the Extension Agreement of $9,100,000.
●Interest rate at the Wall Street Journal prime rate of interest plus two percent.
●Principal payments due monthly at $50,000 per month.
●Financial covenant of maximum capital expenditures of $3,000,000 during any fiscal year.
●Personal guaranty of Marshall T. Reynolds.
●Stock Pledge and Security Agreement providing a third party credit enhancement to fully support the credit facility underwritten by the Administrative Agent.
●In consideration for the personal Guaranty Agreement of Marshall T. Reynolds and Stock Pledge and Security Agreement, the warrants held by the Previous Lenders were assigned to Marshall T. Reynolds. The warrants represent $0.001 per share warrants issued for up to 30% (on a post-exercise basis) of the outstanding common stock of the Company in the form of non-voting Class B common stock and associated Investor Rights Agreement.

The foregoing summary of certain provisions of the Extension Agreement is qualified in its entirety by reference to the complete Extension Agreement filed as Exhibit 10.1 hereto. The foregoing summary of certain provisions of the October 2013 Credit Agreement is qualified in its entirety by reference to the complete October 2013 Credit Agreement filed as Exhibit 10.1 of the Current Report on Form 8-K dated October 8, 2013. The foregoing summary of the Term Note A is qualified in its entirety by reference to the complete document filed as Exhibit 10.2 of the Current Report on Form 8-K dated October 8, 2013. The foregoing summary of the Guaranty Agreement is qualified in its entirety by reference to the complete document filed as Exhibit 10.3  of the Current Report on Form 8-K dated October 8, 2013. The foregoing summary of the Stock Pledge and Security Agreement is qualified in its entirety by reference to the complete document filed as Exhibit 10.4 of the Current Report on Form 8-K dated October 8, 2013.

In April, 2015 the Company paid and satisfied the $500,000 premium provision related to Term Note A.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The description under “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

10.1	Extension Agreement dated April 29, 2015

2

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CHAMPION INDUSTRIES, INC. (Registrant)
Date: May 12, 2015
/s/ Justin T. Evans Justin T. Evans, Senior Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Extension Agreement dated April 29, 2015

4